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                                                                       EXHIBIT 1

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT made as of the 19th day of May, 1999.

BETWEEN:
                  COLUMBIA DIVERSIFIED SOFTWARE FUND LIMITED
                  PARTNERSHIP, a limited partnership formed under the laws of the Province of British Columbia by its managing partner, Columbia Management (Software) Corp., a company formed under the laws of the Province of British Columbia

                  (hereinafter referred to as "Columbia");

AND:
                  SMARTSOURCES.COM INC., a company duly incorporated under the laws of the State of Colorado, having a corporate office located at 3100 Bank One Center, 1717 Main Street, Dallas, Texas, United States of America 75201-4681

                  (hereinafter referred to as "SmartSources")

AND:
                  ORIGIN SOFTWARE CORPORATION, a company duly incorporated under the laws of the Province of British Columbia having an address at 600 - 815 Hornby Street, Vancouver, British Columbia, V6Z 2E6

                  (hereinafter referred to as "Origin")

WHEREAS:

A. Columbia is the registered and beneficial owner of 5,000,000 Class B Preferred shares without par value in the capital of Origin (the "Origin Shares");

B. Origin is a wholly-owned subsidiary of SmartSources.

C. In order to facilitate the acquisition of certain software by Origin from Columbia (the "Software Acquisition") SmartSources has agreed to grant to Columbia certain exchange rights under which Columbia is entitled to receive SmartSources common shares issued from treasury (the "SmartSources Shares") immediately upon delivery to SmartSources of the Origin Shares held by Columbia, in accordance with the terms of this Agreement.


THIS AGREEMENT WITNESSES that in consideration for Columbia completing the Software Acquisition for the benefit of both Origin and SmartSources, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:




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1.       Columbia hereby represents and warrants to SmartSources that Columbia has good and sufficient authority to enter into this Agreement.

2. Subject to the terms and conditions hereof, SmartSources hereby grants to Columbia the right to exchange all or any part of the Origin Shares for SmartSources Shares, at any time after October 1, 1999 (the "Exchange"). SmartSources agrees to allot, issue and deliver to Columbia on the Exchange Date (as defined below) such number of SmartSources Shares having an aggregate value equal to the value of the Origin Shares being exchanged by Columbia, as determined in accordance with paragraph 3 below.

3. The price of each SmartSources Share to be allotted, issued, and delivered to Columbia (the "Exchange Price") shall be equal to the average trading price of SmartSources common shares on the NASD bulletin board over the fourteen (14) day period (the "Pricing Period") immediately preceding the date of delivery by Columbia to SmartSources of a written notice of its intention to fix the Exchange Price (the "Pricing Notice"). The average trading price will be determined by dividing the cumulative price of all SmartSources common shares traded on the NASD bulletin board over the Pricing Period, by the total number of SmartSources common shares traded on the NASD bulletin board over that same period. Columbia will not directly or indirectly trade in SmartSources common shares during the Pricing Period. The price of each Origin Share will be equal to its redemption amount converted to U.S. currency at a rate of exchange of Canadian currency into U.S. currency prevailing at the close of business on the last business day immediately preceding the date of delivery of the Pricing Notice.

4. Columbia may fix the Exchange Price at any time by delivery of the Pricing Notice. The Pricing Notice may fix the date on which the Exchange will take place and the SmartSources Shares will be issued (the "Exchange Date"), which will be not less than three business days following the date of the Pricing Notice. If no Exchange Date is fixed in the Price Notice, a further notice in writing must be given by Columbia to SmartSources (the "Exchange Notice"), setting out the number of Origin Shares to be exchanged and providing SmartSources with three business days notice to deliver the SmartSources Shares.

5. Columbia's obligation to deliver Origin Shares, and SmartSources' obligation to allot and issue the SmartSources Shares pursuant to the Exchange and this Agreement is subject to Columbia's delivery to SmartSources of the Pricing Notice and if applicable, the Exchange Notice.

6. Upon completion of the Exchange and the issuance of the SmartSources Shares, Columbia will deliver or cause to be delivered to a mutually agreeable trustee (the "Trustee"), certificates for 80% of the SmartSources Shares, to be held by the Trustee and released on the following basis:

                  (a) 25% of the SmartSources Shares delivered to the Trustee, one year from the Exchange Date;

                  (b) 25% of the SmartSources Shares delivered to the Trustee, two years from the Exchange Date;





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                  (c)      25% of the SmartSources Shares delivered to the
                           Trustee, three years from the Exchange Date; and

                  (d) the balance of the SmartSources Shares delivered to the Trustee, four years from the Exchange Date.

7. The SmartSources Shares delivered to the Trustee and the beneficial ownership of or any interest in them shall not be sold, assigned, hypothecated, alienated, or otherwise dealt with in any manner whatsoever until released by the Trustee.

8. All voting rights attached to the SmartSources Shares held by the Trustee may at all times be exercised by Columbia.

9. During the period in which any of the SmartSources Shares are held by the Trustee, any dividend paid in respect of such shares shall be paid to Columbia.

10.      SmartSources hereby represents and warrants to Columbia as follows:

         (a) SmartSources has good and sufficient authority to enter into this Agreement;

         (b) SmartSources has sought and received all required regulatory approvals for the transactions, contemplated by this Agreement;

         (c) SmartSources has allotted and reserved for issuance in accordance with this Agreement up to a maximum of 5,000,000 common shares in its capital;

         (d) subject only to the restrictions referred to in paragraph 6 above, the SmartSources Shares, when issued, will be free from resale restrictions and will be freely tradable on the NASD bulletin board market;

         (e) SmartSources is in compliance in all material respects with its continuous disclosure obligations under all applicable securities laws;

         (f) the allotment and issuance of the SmartSources Shares will not conflict with or result in any breach of any terms, conditions or provisions of SmartSources constating documents or any agreements or instruments to which it is a party, or any applicable law;

         (g) this Agreement has been duly authorized by all necessary corporate action on the part of SmartSources and constitutes a valid and legally binding obligation upon it, enforceable in accordance with its terms; and

         (h) except for the Origin Shares, SmartSources is the legal and beneficial owner of all of Origin's issued and outstanding shares.

9. SmartSources covenants and agrees to maintain the existence of Origin and not to assign, transfer or otherwise dispose of any of its interest in Origin for so long as Columbia holds the Origin Shares.



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10.      Columbia shall, from time to time as and when requested by SmartSources and at the sole expense of SmartSources, do, execute and cause to be made done and executed all such further conveyances, assignments, assurances, and other documents as may be necessary and that may be reasonably required by SmartSources to carry out the terms and intent of this Agreement.

11. Columbia may assign its rights under this Agreement to its Limited Partners or to an affiliate of Columbia, without the consent or authorization of SmartSources.

12. This Agreement shall be governed and construed in accordance with the laws of the Province of British Columbia and the laws of Canada where applicable.

13. Time is expressly declared to be of the essence of this Agreement and each of the terms and conditions of this Agreement.

14. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

COLUMBIA DIVERSIFIED SOFTWARE FUND LIMITED PARTNERSHIP by its Managing Partner
COLUMBIA MANAGEMENT (SOFTWARE) CORP.

Per:     /s/ LARRY D. WHITEHEAD
         --------------------------------
         Authorized Signatory

SMARTSOURCES.COM INC.

Per:     /s/ NATHAN NIFCO
         --------------------------------
         Authorized Signatory

Per:     /s/
         --------------------------------
         Authorized Signatory

ORIGIN SOFTWARE CORPORATION

Per:     /s/ NATHAN NIFCO
         --------------------------------
         Authorized Signatory

Per:
         --------------------------------
         Authorized Signatory